Exhibit 10.2
Execution Version

FACILITY UPSIZE AND LENDER JOINDER AGREEMENT

This FACILITY UPSIZE AND LENDER JOINDER AGREEMENT (this “Agreement”) is made as of October 9, 2024 by and among the Borrower Representative party hereto, Mizuho Bank Ltd. (“Mizuho”) as Administrative Agent and Collateral Agent and the Additional Lender listed on Annex I hereto (the “Additional Lender”).
Reference is made to the Revolving Credit Agreement, dated as of April 3, 2024, entered into by and among each borrower listed on Schedule 1.01(B) thereto (collectively, the “Borrowers”), Mizuho and KKR Capital Markets, as the joint lead arrangers, each lending institution that becomes a lender thereunder (the “Lenders”), and Mizuho Bank, Ltd., as the administrative agent (in such capacity, the “Administrative Agent”), the collateral agent (in such capacity, the “Collateral Agent”) and the Letter of Credit Issuer (as the same may be modified, amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply as if fully set forth herein, mutatis mutandis.
WHEREAS, the Borrowers have submitted a Facility Increase Request attached hereto as Exhibit A to increase the Maximum Commitment under the Credit Agreement in the amount of $100,000,000 (the “Facility Increase”) for an aggregate Maximum Commitment of $400,000,000 in accordance with Section 2.02 of the Credit Agreement; and
WHEREAS, the Additional Lender referred to on Annex I hereto shall provide the full amount of such Facility Increase. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
As of the Effective Date (as defined below), the Maximum Commitment shall be increased to $400,000,000 and the Commitments of the Lenders shall be as set forth on Annex I hereto.
The Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (except for copies of other Lenders’ Assignment Agreements which are available to the Additional Lender upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement or any other Loan Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with its terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (e) attaches (or confirms it has delivered to the Administrative Agent) completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrowers and the Administrative Agent) in order to certify the Additional Lender’s complete exemption from United States withholding taxes with respect to any payments or distributions made or to be made to the Additional Lender in respect of the Loans or under the Credit Agreement; and (f) acknowledges that one or more conditions precedent to the issuance of any Letter of Credit or the making of any Loan may have been waived in connection with any such action and agrees to be bound thereby.

M-1

a.Following the execution of this Agreement, this Agreement will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Agreement (the “Effective Date”) shall be the first date when each of the conditions set forth below shall have been satisfied, unless otherwise specified on Annex I hereto: the execution and delivery of this Agreement by the parties hereto;
(a) the Borrowers shall pay to the Administrative Agent the upfront fee and agency fee specified in the fee letter to be delivered in connection with this Agreement, and, to the extent invoiced at least two (2) Business Days prior to the required payment date, all other fees due and owing in connection with this Agreement;
(b) reliance letters with respect to favorable opinions of Simpson Thacher & Bartlett, Arthur Cox LLP and Maples and Calder (Cayman) LLP in form and substance reasonably acceptable to the Additional Lender shall have been delivered to the Administrative Agent and the Additional Lender; and
(c) if requested by the Additional Lender, the Borrowers shall execute a Note payable to the Additional Lender.
Upon such execution and delivery, as of the Effective Date, the Additional Lender shall be a “Lender” under the Credit Agreement and the other Loan Documents, be bound by the terms thereof and shall have the rights and obligations of a Lender thereunder.
This Agreement constitutes a “Loan Document” and all references to a “Loan Document” in the Credit Agreement and other Loan Documents (including, without limitation, all such references in the represenatations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Agreement.
This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing such counterpart. Delivery of an executed counterpart of this Agreement, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart of this Agreement.
Remainder of Page Intentionally Left Blank.
Signature Page(s) Follow(s).
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IN WITNESS WHEREOF, the Additional Lender has caused this Agreement to be executed by its officers thereunto duly authorized as of the date specified thereon.
LLOYDS BANK CORPORATE MARKETS PLC, as Additional Lender
By: /s/ Catherine Lim
 Name: Catherine Lim
Title: Assistant Vice President
By: /s/ Tina Wong
 Name: Tina Wong
Title: Assistant Vice President

[Signature Page to Facility Upsize and Lender Joinder Agreement]

Accepted and Approved:
MIZUHO BANK, LTD.
as Administrative Agent and Collateral Agent

By: /s/ Donna DeMagistris
 Name: Donna DeMagistris
Title: Managing Director

[Signature Page to Facility Upsize and Lender Joinder Agreement]

K-INFRA LIQUIDITY LIMITED,
as Borrower Representative on behalf of the
Borrowers

By: /s/ Michael Ryan
Name: Michael Ryan
Title: Chief Operating Officer

[Signature Page to Facility Upsize and Lender Joinder Agreement]

ANNEX 1
to
JOINDER

Lender	Commitment prior to Facility Increase	Facility Increase	Pro Rata Share of Commitment as of the Effective Date
Mizuho Bank, Ltd.	$150,000,000	$0	37.5%
ING Capital LLC	$150,000,000	$0	37.5%
Lloyds Bank Corporate Markets plc	$0	$100,000,000	25%
Total Commitments of all Lenders after giving effect to this Agreement:	$400,000,000		100%

Additional Lender:

Lloyds Bank Corporate Markets plc
1095 Avenue of the Americas, 34th Floor
Attention: Jeffrey Leung
Telephone: (212) 895-9532
Email: Jeffrey.Leung@lbusa.com

EXHIBIT A

Execution Version
FACILITY INCREASE REQUEST
October 9, 2024
MIZUHO BANK, LTD.
1271 Avenue of Americas, 3rd Floor
New York, New York 10020
Attention: Fund Finance Team
Telephone: 212-282-4967
Email: fund-finance@mizuhogroup.com

RE:    That certain Revolving Credit Agreement, dated as of April 3, 2024, entered into by and among K-INFRA Liquidity Limited, a Cayman Islands exempted company (the “Borrower Representative”), each other borrower listed on Schedule 1.01(B) thereto (each a “Borrower” and collectively with the Borrower Representative, the “Borrowers”), Mizuho Bank, Ltd. and KKR Capital Markets, as the joint lead arrangers, each lending institution that becomes a lender thereunder (the “Lenders”), and Mizuho Bank, Ltd., as the administrative agent (in such capacity, the “Administrative Agent”), the collateral agent (in such capacity, the “Collateral Agent”) and the Letter of Credit Issuer (as the same may be modified, amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply herein as if fully set forth herein, mutatis mutandis.
Ladies and Gentlemen:
This facility increase request (this “Facility Increase Request”) is executed and delivered by the undersigned Borrower Representative, on behalf of the Borrowers, to the Administrative Agent pursuant to Section 2.02(a) of the Credit Agreement.
The undersigned Borrower Representative, on behalf of the Borrowers, hereby requests an increase in the Maximum Commitment in the amount of $100,000,000 (the “Facility Increase”) for an aggregate Maximum Commitment in the amount of $400,000,000, such Facility Increase to be effective on October 9, 2024.
In connection with the Facility Increase requested herein, the undersigned Borrower Representative, on behalf of the Borrowers, hereby represents, warrants and certifies to the Administrative Agent for the benefit of the Lenders that:
(a)On and as of the date of this Facility Increase Request and immediately after giving effect to the Facility Increase requested herein, the representations and warranties set forth in Article 4 and in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are and will be true and correct in all material respects, with the same force and effect as if made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date);
(b)No Review Event has occurred and is continuing on and as of the date hereof and on the date of the Facility Increase requested herein;
(c)No Excess Prepayment Event has occurred and is continuing on and as of the date hereof or will exist on the date of the Facility Increase requested herein;
(d)No Default or Event of Default has occurred and is occurring; and
(e)On and as of the date of this Facility Increase and immediately after giving effect to the Facility Increase requested herein, the Borrowers are and will be in compliance with the Financial Covenants.
[Remainder of Page Intentionally Left Blank]
[Signature Page(s) Follow]

Each of the undersigned has executed and delivered this Facility Increase Request as of the date first written above.
K-INFRA LIQUIDITY LIMITED, as the Borrower Representative
By:     /s/ Michael Ryan
Name: Michael Ryan
Title: Chief Operating Officer

    Signature Page to
Facility Increase Request